UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  January 20, 2009

ODYNE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	333-130768	13-4050047
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

89 Cabot Court, Suite L	11788
Hauppauge, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (631) 750-1010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ODYNE CORPORATION

January 20, 2009

Item 2.01.	Completion of Acquisition or Disposition of Assets

As part of our previously-reported wind-down in operations, on January 20, 2009, we sold our remaining intellectual property, proprietary software and components, and selected inventory and equipment assets to an affiliate of DUECO, Inc., one of the largest final stage manufacturers of medium and heavy duty trucks in the country.  DUECO had been our largest customer and certain of the purchased assets were being used by us in connection with projects for eventual shipment to DUECO.  The aggregate sale price of the assets was $250,000.

We have also entered into agreements with substantially all our creditors, including debenture holders, to resolve outstanding claims and liabilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYNE CORPORATION

Date: January 22, 2009	By:	/s/ Alan Tannenbaum
Alan Tannenbaum
Chief Executive Officer